UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 19, 2016

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

4 Crosby Drive
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 20, 2016, Datawatch issued a press release reporting its financial results for its quarter ended March 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 2.02, including in Exhibit 99.1 attached hereto and incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (“SEC”) made by Datawatch, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Datawatch was held on April 19, 2016, at which the stockholders voted on the following matters:

1.	The election of Richard de J. Osborne, Joan McArdle, Thomas H. Kelly, Terry W. Potter, Christopher T. Cox, David C. Mahoney, Randy Seidl, Donald R. Friedman and Michael A. Morrison, constituting all of the directors of Datawatch, to the Board of Directors to serve for the ensuing year or until their respective successors are duly elected and qualified;

2.	The approval of the compensation of Datawatch’s named executive officers through an advisory vote (“Say on Pay”); and

3.	The ratification of the appointment of RSM US LLP, Datawatch’s independent registered public accounting firm (“Auditor Ratification”).

The final voting results as certified by the independent inspector of elections, IVS Associates, Inc., for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are as follows:

Director Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Richard de J. Osborne	4,923,965	3,914,153	122,416
Joan McArdle	5,798,238	3,039,880	122,416
Thomas H. Kelly	5,792,071	3,046,047	122,416
Terry W. Potter	4,933,965	3,904,153	122,416
Christopher T. Cox	5,014,728	3,823,390	122,416
David C. Mahoney	4,919,750	3,918,368	122,416
Randy Seidl	5,802,495	3,035,623	122,416
Donald R. Friedman	5,856,206	2,981,912	122,416
Michael A. Morrison	5,793,867	3,044,251	122,416

Proposal	Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
Say On Pay	6,119,748	2,426,771	291,599	122,416
Auditor Ratification	8,443,882	493,350	23,302	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated April 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

	By:	/s/ James Eliason
	Name:	James Eliason
	Title:	Chief Financial Officer

Date: April 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated April 20, 2016.